Exhibit 99.1
                                                                    ------------

COMMERCIAL LINE OF CREDIT
AGREEMENT AND NOTE

                                     [logo]

                                                             Monroe Bank & Trust
                                                             102 E. FRONT STREET
                                                          MONROE, MICHIGAN 48161
                                                       TELEPHONE: (734) 241-3431


LOAN NUMBER     AGREEMENT DATE    LOAN TERM  LINE OF CREDIT LIMIT   DRAW EXPIRATION DATE      MATURITY DATE
--------------  ----------------  ---------  ---------------------  ---------------------   ------------------
C-07-10-005417  October 17, 2007  12 months  $         400,000.00    October 17, 2008        October 17, 2008



THIS LOAN IS MADE PURSUANT TO: Commercial Security Agreements
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LOAN PURPOSE: Renew Note #6200028687, Original for Operating
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BORROWER INFORMATION

N-Viro International Corporation
3450 West Central Avenue, Suite 328
Toledo, OH 43606-1418


LINE OF CREDIT AGREEMENT AND NOTE. This Commercial Line of Credit Agreement and Note will be referred to in this document as the "Agreement'.

LENDER.  "Lender"  means  Monroe Bank & Trust whose address is 102 E. Front St.,
Monroe,  Michigan  48161-2162,  its  successors  and  assigns.

BORROWER. "Borrower" means each person or legal entity who signs this Agreement.

PROMISE TO PAY. For value received, receipt of which is hereby acknowledged, on or before the Maturity Date, the Borrower promises to pay the principal amount of Four Hundred Thousand and 00/100 Dollars ($400,000.00) or such lesser amount as shall have been advanced by Lender, from time to time, to or on behalf of Borrower under this Agreement, and all interest and any other charges, including service charges, to the order of Lender at its office at the address noted above or at such other place as Lender may designate in writing. The Borrower will make all payments in lawful money of the placecountry-regionUnited States of America.

PAYMENT SCHEDULE. This Agreement will be paid according to the following required payment schedule: Beginning on November 17, 2007, monthly payments of accrued and unpaid interest. All payments received by the Lender from the Borrower for application to the Line of Credit may be applied to the Borrower's obligations under the Line of Credit in such order as determined by the Lender.

ADVANCES BY LENDER. Advances of principal, repayment, and readvances may be made under this Agreement from time to time, but Lender, in its sole discretion and subject to provisions related to obligatory and discretionary advances, may refuse to make advances or readvances hereunder during any period(s) this Agreement is in default. All advances made will be charged to a loan account in Borrower s name on Lender's books, and the Lender shall debit such account for the amount of each advance made to, and credit to such account the amount of each repayment made by Borrower. If the Lender furnishes the Borrower with a statement of Borrower's loan account, such statement shall be deemed to be correct, accepted by, and binding upon Borrower, unless Lender receives a written statement exception from Borrower within 10 days after such statement has been furnished.

INTEREST RATE AND SCHEDULED PAYMENT CHANGES. The initial variable interest rate on this Agreement will be 9.250% per annum. This interest rate may change on October 18, 2007, and every day thereafter. Each date on which the interest rate may change is called the "Change Date." Beginning with the first Change Date, Lender will calculate the new interest rate based on Comerica Bank of Detroit Prime Rate in effect on the Change Date (the "Index") plus 1.500 percentage points (the "Margin"). The sum of the Index and Margin will be rounded to the nearest 0.00000. If the Index is not available at that time, Lender will choose a new Index which is based on comparable information. The Index is used solely to establish a base from which the actual rate of interest payable under this Agreement will be calculated, and is not a reference to any actual rate of interest charged by any lender to any particular borrower. The interest rate will never be greater than 100.000% or less than 1.500%.

Nothing contained herein shall be construed as to require the Borrower to pay interest at a greater rate than the maximum allowed by law. If, however, from any circumstances, Borrower pays interest at a greater rate than the maximum allowed by law, the obligation to be fulfilled will be reduced to an amount computed at the highest rate of interest permissible under applicable law and if, for any reason whatsoever, Lender ever receives interest in an amount which would be deemed unlawful under applicable law, such interest shall be automatically applied to amounts owed, in Lender's sole discretion, or as otherwise allowed by applicable law. An increase in the interest rates will cause the amount of each scheduled payment to change. Interest on this Agreement is calculated on a 365/360 day basis. The unpaid balance of this loan after Maturity, whether by acceleration or otherwise, shall be subject to a Post-Maturity Rate of interest equal to the same fixed or variable rate basis in effect before maturity.

LATE PAYMENT CHARGE. If any required payment is more than 10 days late, then at Lender's option, Lender will assess a late payment charge of $15.00 or 5% of the amount past due, whichever is greater.


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LINE OF CREDIT TERMS. This is a Discretionary Agreement. The Borrower and Lender
agree that the Borrower may request an advance of all or part of the Line of Credit Limit. The Lender may, at its sole discretion, refuse to make advances under this Agreement.

Advances. Borrower and Lender agree that Borrower may borrow up to the maximum amount of principal more than one time. Additional principal advances thereafter will be made to the Borrower subject to the following conditions:

- Advances of principal, repayment, and readvances may be made under this Agreement from time to time but Lender, in its sole discretion, may refuse to make advances or readvances hereunder during any period(s) this Agreement is in default.

- Advances under this Agreement may be requested orally or in writing by the Borrower or by an authorized person.

- The total of any advance requested and unpaid principal cannot exceed Four Hundred Thousand and 00/100 Dollars ($400,000.00).

- All advances made will be charged to a loan account in Borrower's name on Lender's books, and the Lender shall debit such account the amount of each advance made to, and credit to such account the amount of each repayment made by Borrower. Lender shall provide to Borrower periodic statements of Borrower's loan account, which shall be deemed to be correct, accepted by, and binding upon Borrower unless Lender receives a written statement of exception from Borrower within 10 days after such statement is furnished.

Borrowing Base. The total unpaid principal at any time cannot exceed the lesser of (a) the principal amount stated in this Agreement; or (b) the Borrowing Base Amount. The "Borrowing Base Amount" is the amount equivalent to 1) 80.00% of Eligible Accounts Receivables.

- "Eligible Accounts" are accounts: (a) belonging to the Borrower, net of any allowance or credit given to the account debtor, any contra offset arising from a liability of the Borrower to the account debtor and any accounts payable of the Borrower that may result in decreasing the number or aggregate value of accounts to be realized by the Borrower or Lender as disclosed in the statements provided by the Borrower to Lender as required in this Agreement; (b) resulting from the sale of the Borrower's finished goods inventory or services rendered by the Borrower to the account holder that are legally binding and enforceable obligations of the account debtor to the Borrower; (c) are free and clear of any other security interests or liens; and (d) with appropriate verification and authorization and copies of which are provided to the Lender.

- "Ineligible Accounts" shall consist of accounts that are: (a) 90 days past due from invoice date; (b) inter-company accounts; (c) consignment accounts; (d) owed by account debtors outside of the United States; and (e) Government Accounts.

Other Condition for Advances: Advances made under this line are discretionary upon request.

Suspension and Termination. Advances under this Agreement will be available until October 17, 2008, the Draw Expiration Date. On this date no further advances will be made available to Borrower. The date this Line of Credit expires is on October 17, 2008, the Maturity Date. The Maturity Date is the date the Line of Credit expires, the date the Line of Credit is cancelled by Borrower, or the date the Line of Credit is cancelled by Lender due to an occurrence of default, whichever is earlier.

SECURITY TO NOTE. Security (the "Collateral") for this Agreement is granted pursuant to the following security document(s):

- Security Agreement - All Assets, including but not limited to: All Accounts, Equipment, Vehicles, Inventory, Furniture, Documents, Chattel Paper, Instruments and General Intangibles including any right to any refund of taxes, whether now or hereafter owned, existing or acquired. dated October 12, 2005.

- Security Agreement - Monroe Bank & Trust Cert# 9000377487 dated October 13, 2006.

-     Security  Agreement  -  Monroe  Bank  &  Trust  Cert#  9980133013  dated
June  7,  2004.

- Security Agreement - N-Viro International Corporation Common Stock - 66,250 shares, Cert. #01104, Cusip #62944W 20 7; N-Viro International Coproration Common Stock - 55,250 shares, Cert. #0117, Cusip #62944W 20 7 dated June 7, 2004.

RIGHT OF SET OFF. To the extent permitted by law, Borrower agrees that Lender has the right to set off any amount due and payable under this Agreement, whether matured or unmatured, against any amount owing by Lender to Borrower including any or all of Borrower's accounts with Lender. This shall include all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. Such right of setoff may be exercised by Lender against Borrower or against any assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of Borrower, or against anyone else claiming through or against Borrower of such assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of setoff has not been exercised by Lender prior to the making, filing or issuance or service upon Lender of, or of notice of, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena or order or warrant.

DISHONORED ITEM FEE. If Borrower makes a payment on the loan with a check or preauthorized charge which is later dishonored, a fee in the amount of $25.00 will be charged.

DEFAULT. Upon the occurrence of any one of the following events (each, an "Event of Default" or "default" or "event of default"), Lender's obligations, if any, to make any advances will, at Lender's option, immediately terminate and Lender, at its option, may declare all indebtedness of Borrower to Lender under this Agreement to be immediately due and payable without further notice of any kind notwithstanding anything to the contrary in this Agreement or any other agreement: (a) Borrower's failure to make any payment on time or in the amount due; (b) any default by Borrower under the terms of this Agreement or any other agreement, security agreement executed in connection with this Agreement (individually, a "Loan Document" and collectively, the "Loan Documents"); (c) any default by Borrower under the terms of any other loan agreement, security agreement, mortgage or other document in favor of Lender,; (d) the death, dissolution, or termination of existence of


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Borrower or any guarantor; (e) Borrower is generally not paying Borrower's debts as such debts become due; (f) the commencement of any proceeding under bankruptcy or insolvency laws by or against Borrower or any guarantor or the appointment of a receiver; (g) any default under the terms of any other indebtedness of Borrower to any other creditor; (h) any writ of attachment, garnishment, execution, tax lien or similar instrument is issued against any collateral securing the loan, if any, or any of Borrower's property or any judgment is entered against Borrower or any guarantor; (i) any part of Borrower's business is sold to or merged with any other business, individual, or entity; (I) any representation or warranty made by Borrower to Lender in any of the Loan Documents or any financial statement delivered to Lender proves to have been false in any material respect as of the time when made or given; (k) if any guarantor, or any other party to any agreement or instrument with or in favor of Lender entered into or delivered in connection with the Loan terminates, attempts to terminate or defaults under any such agreement or instrument; (1) Lender has deemed itself insecure or there has been a material adverse change of condition of the financial prospects of Borrower or any collateral securing the obligations owing to Lender by Borrower.

OTHER APPLICABLE AGREEMENTS. If this Agreement is secured by a security agreement, mortgage, deed of trust, trust deed, security deed or loan agreement of even or previous date, it is subject to all the terms thereof.

GENERAL WAIVERS. To the extent permitted by law, the Borrower severally waives any required notice of presentment, demand, acceleration, intent to accelerate, protest and any other notice and defense due to extensions of time or other indulgence by Lender or to any substitution or release of collateral. No failure or delay on the part of Lender, and no course of dealing between Borrower and Lender, shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

JOINT AND SEVERAL LIABILITY. If permitted by law, each Borrower executing this Agreement is jointly and severally bound.

SEVERABILITY. If a court of competent jurisdiction determines any term or provision of this Agreement is invalid or prohibited by applicable law, that term or provision will be ineffective to the extent required. Any term or provision that has been determined to be invalid or prohibited will be severed from the rest of this Agreement without invalidating the remainder of either the affected provision or this Agreement.

SURVIVAL. The rights and privileges of the Lender hereunder shall inure to the benefits of its successors and assigns, and this Agreement shall be binding on all heirs, executors, administrators, assigns and successors of Borrower.

ASSIGNABILITY. Lender may assign, pledge or otherwise transfer this Agreement or any of its rights and powers under this Agreement without notice, with all or any of the obligations owing to Lender by Borrower, and in such event the assignee shall have the same rights as if originally named herein in place of Lender. Borrower may not assign this Agreement or any benefit accruing to it hereunder without the express written consent of the Lender.

ORAL AGREEMENTS DISCLAIMER. This Note represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

GOVERNING LAW. This Agreement is governed by the laws of the state of Ohio except to the extent that federal law controls.

HEADING AND GENDER. The headings preceding text in this Agreement are for general convenience in identifying subject matter, but have no limiting impact on the text which follows any particular heading. All words used in this Agreement shall be construed to be of such gender or number as the circumstances require.

ATTORNEYS' FEES AND OTHER COSTS. If legal proceedings are instituted to enforce the terms of this Agreement, Borrower agrees to pay all costs of the Lender in connection therewith, including reasonable attorneys' fees, to the extent permitted by law.

ADDITIONAL PROVISIONS. It is the expressed intent of Lender to cross-collateralize and cross-default any and all borrowings, obligations, debts and liabilities, plus interest thereon, of Borrower to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note or Credit agreement, whether voluntary or otherwise, whether due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated and whether Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by an statute of limitation, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable. The breach of terms of any Note, Security Agreement, Mortgage, Pledge or Credit Agreement of whatsoever nature between Borrower and or Grantor and the Lender, shall constitute default and breach of all such agreements, including this Agreement.

Business  Loan  Agreement  dated  April  15,  2004.

**As a condition of this loan you are required to maintain a savings account or certificate of deposit account with Monroe Bank & Trust. The annual percentage rate does not reflect the effect of the required deposit.**

Borrower agrees to furnish Lender, for so long as this Note or Agreement shall be effective, balance sheets and statements of profit and loss with respect to Borrowers business in such detail and at such times as Lender may reasonably require from time to time.

WAIVER OF JURY TRIAL. All parties to this Agreement hereby waive, to the fullest extent permitted by law, any right to trial by jury with respect to any dispute, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established between them in this Agreement or any other instrument, document, or agreement executed or delivered in connection herewith or the transaction related hereto.

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WARRANT  OF  ATTORNEY/CONFESSION  OF JUDGMENT. In addition to any other remedies
Lender may possess, Borrower knowingly, voluntarily and intentionally authorizes any attorney to appear on behalf of Borrower, from time to time, in any court of record possessing jurisdiction over this Agreement and to waive issuance and service of process and to confess judgment in favor of


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Lender  against  Borrower,  for  the unpaid principal, accrued interest, accrued charges, reasonable attorney fees and court costs and such other amount due under this Agreement.


WARNING:     BY  SIGNING  THIS  PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT
TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF THE COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.
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By  signing  this  Agreement,  Borrower acknowledges reading, understanding, and agreeing  to  all  its  provisions  and  receipt  thereof.

N-Viro  International  Corporation

/s/   James K. McHugh         October 19, 2007
----------------------     -------------------
By:   James K. McHugh           Date
Its:  Treasurer/Secretary






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